---------------------------
                           Annual Report June 30, 1998
                           ---------------------------

                                   OPPENHEIMER

                                 Gold & Special
                                  Minerals Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's Managers

11 Statement of Investments

14 Statement of
   Assets and
   Liabilities

16 Statement of Operations

17 Statements of Changes in
   Net Assets

18 Financial Highlights

20 Notes to Financial Statements

27 Independent
   Auditors' Report

28 Federal Income
   Tax Information

29 Officers and
   Trustees

32 Information and Services

 Report highlights
--------------------------------------------------------------------------------

o We maintained a conservative investment approach in the face of weakness in the gold industry, focusing on companies we believed were strong enough to endure an extended period of market weakness.

o Guided by our proprietary stock selection model, we were able to identify good companies with increasingly strong earnings.

o For investors seeking protection against a loss of value in other investments, we believe the Fund continues to provide an attractive opportunity for diversification.

-------------------------------
 Avg Annual Total Returns
-------------------------------

For the 1-Year Period
Ended 6/30/98

Class A
 Without          With
 Sales Chg.(1)    Sales Chg.(2)

-------------------------------
 (30.23)%         (34.24)%
-------------------------------

Class B
 Without          With
 Sales Chg.(1)    Sales Chg.(2)

-------------------------------
 (30.73)%         (34.20)%
-------------------------------

Class C
 Without          With
 Sales Chg.(1)    Sales Chg.(2)

-------------------------------
 (30.74)%         (31.43)%
-------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                   2 Oppenheimer Gold & Special Minerals Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer
Gold & Special
Minerals Fund

As we move further into 1998, we remain impressed by the strength of the U.S. economy, despite the volatility in the world's financial markets. While we've seen a decline in stock prices this summer, taking a wider perspective of the markets reveals that, over the long term, U.S. and many world markets have continued to serve investors well.

      At OppenheimerFunds, we are pleased to help our shareholders seek the rewards of rising markets, but we also recognize that increasing levels of return cannot last forever. In fact, we've already begun to see signs of change. Because no one can predict exactly how the markets will react tomorrow or the next day, we feel it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

      One of the leading risks facing investors today is rooted in the fact that stock valuations remain at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these circumstances, we believe, regardless of daily fluctuations in the markets, it is unlikely that stocks will sustain the unprecedented growth rate of the past three years. However, we also believe that any market corrections we may see would be only temporary pauses on the way to potential long-term gains.

      We are also examining the potential economic effects of the "millennium problem" that will render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem may require some companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

      For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

      We encourage you to meet with your financial advisor to discuss how today's uncertain markets or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
July 22, 1998


                   3 Oppenheimer Gold & Special Minerals Fund

 Performance update
--------------------------------------------------------------------------------

--------------------------------
 Avg Annual Total Returns
--------------------------------
For the Periods Ended 6/30/98(1)

Class A
                    Since
 1 year    5 year   Inception
--------------------------------
 (34.24)%  (7.22)%  2.28%
--------------------------------

Class B
                    Since
 1 year    5 year   Inception
--------------------------------
 (34.20)%  N/A      (13.32)%
--------------------------------

Class C
                    Since
 1 year    5 year   Inception
--------------------------------
 (31.43)%  N/A      (12.25)%
--------------------------------

--------------------------------
 Cumulative Total Return
--------------------------------

For the Period Ended 6/30/98(1)

Class A
 5 year
--------------------------------
 (31.23)%           $6,8774
--------------------------------

Volatility and weakness in the overall gold market had a negative impact on the Fund's portfolio. Nevertheless, the Fund's return compared favorably with those of its competitors. Oppenheimer Gold & Special Minerals Fund's Class A shares provided an average annual total return, without sales charges, of (30.23)% for the one-year period ended June 30, 1998.(2) By comparison, the average total return of gold-oriented funds for the same period was (35.02)% as measured by Lipper Analytical Services.(3)

Growth of $10,000
Over five years(4)
(without sales charges)

[MOUNTAIN GRAPH OMITTED]

[The following table was originally a mountain graph in the printed materials.]

                  Oppenheimer               Lipper
                 Gold & Special             Gold
                 Minerals Fund              Fund
                 Class A Shares             Index

  6/93               10000                 10000
  9/93                9066.55               8978
 12/93               11624.1               11392.2
  3/94               11477.3               10437.5
  6/94               10825.2               10207.9
  9/94               12341.4               12344.4
 12/94               10930.3               10712.5
  3/95               10545.2               10098.6
  6/95               11045                 10204.7
  9/95               11340                 10808.8
 12/95               10765.5               10294.3
  3/96               12255.2               12568.3
  6/96               11646.2               11712.4
  9/96               11539.2               11479.3
 12/96               11422.8               10782.5
  3/97               11026.9                9858.48
  6/97               10457.8                8686.3
  9/97               10639.2                8780.99
 12/97                7776.47               6046.59
  3/98                8612.93               6561.76
  6/98                7296.15               5351.77

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                   4 Oppenheimer Gold & Special Minerals Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Gold & Special Minerals Fund is for investors looking for potential diversification benefits from an investment in gold or other mineral-related companies.

Sector Allocation(5)

[PIE CHART OMITTED]

Gold & Platinum     82.5%
Metals              13.1
Chemicals            4.4

What We Look For

o Companies increasing their growth in gold or metal production.

o Companies gaining growth in earnings and dividends.

o Companies with a long-term gold supply.

o Companies with low production costs.

o Special opportunities in companies producing aluminum, copper, nickel and steel.

o Diversification in a number of holdings to help lower the volatility associated with single market sectors and foreign currencies.

Top 10 Stock Holdings(5)
--------------------------------------------------------------------------------
 Newmont Mining Corp.         8.3%      Franco-Nevada Mining Corp. Ltd.   4.5%
--------------------------------------------------------------------------------
 Placer Dome Inc.             7.0       Normandy Mining Ltd.              3.8
--------------------------------------------------------------------------------
 Euro-Nevada Mining Corp.     6.8       Homestake Mining Co.              3.3
--------------------------------------------------------------------------------
 Stillwater Mining Co.        6.8       Cia Vale do Rio Doce, Preference  2.9
--------------------------------------------------------------------------------
 Barrick Gold Corp.           6.3       Anglogold Ltd.                    2.8
--------------------------------------------------------------------------------

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Source: Lipper Analytical Services, Inc., 6/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 7 of 39 (1-year), 4 of 25 (5-year) and 4 of 19 (10-year) among gold-oriented funds for the period ended 6/30/98.
4. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1993. The Lipper Gold Fund Index includes funds which focus on gold-oriented investments such as gold mines, gold-oriented finance houses, or gold coins, without considering sales charges. Past performance does not guarantee future results.

5. Portfolio is subject to change. Percentages are as of June 30, 1998, and are based on total market value of common stock holdings.


                   5 Oppenheimer Gold & Special Minerals Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

"We have developed a proprietary stock selection model that we believe offers us a unique advantage..."

How did the Fund perform during the past year?

The Fund's performance should be viewed in light of volatility and weakness in the overall gold market. Despite occasional rallies, gold indices were down across the board during the last 12 months, marking a period of exceptional difficulty for gold investors. For the one-year period ended June 30, 1998, Oppenheimer Gold & Special Minerals Fund's Class A shares provided an average annual total return, without sales charges, of (30.23)%.(1) The Fund's return compares favorably with its competitors, as indicated by the Lipper Gold Fund Index, which produced an average annual total return of (35.02)% for the same one-year period.(2)

What factors had the greatest impact on the gold market during the period?

The gold market suffered as a result of both market-specific events and macro-economic factors.

      However, the single most significant factor in the gold market's weakness was market specific: namely, the fear of a massive sale of gold holdings by central banks. The rising threat that several countries around the world would sell sizable gold reserves led to the shorting by speculators in the futures market. Consequently, these commodities futures sales caused the global supply of gold to outstrip demand, putting strong downward pressure on gold prices.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Source: Lipper Analytical Services, Inc., 6/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 7 of 39 (1-year), 4 of 25 (5-year) and 4 of 19 (10-year) among gold-oriented funds for the period ended 6/30/98.


                   6 Oppenheimer Gold & Special Minerals Fund

[PHOTO OMITTED]

Portfolio Management
Team (l to r)
Frank Jennings
Shanquan Li

On the broad economic front, continuing low inflation made investments other than gold, such as corporate bonds and U.S. Treasury securities, appear more attractive to some investors. At the same time, the strong U.S. dollar raised the price of gold imports, creating additionally challenging conditions for U.S. producers.

How did you manage the Fund in light of these challenging market conditions?

We maintained a conservative approach to Fund management, focusing on companies we believed were strong enough to endure an extended period of market weakness. For example, Newmont Mining, which remained one of our largest holdings throughout the period, is a dominant, low-cost gold producer with substantial assets in Nevada. Companies like this are likely to benefit from current conditions because they have the resources to accumulate other mining properties at bargain prices. By concentrating our investments in the stocks of well-capitalized, low-cost producers that own proven reserves and multiple mining properties, we positioned the Fund to survive this difficult environment and, most importantly, to benefit from future market upturns.


                   7 Oppenheimer Gold & Special Minerals Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

What factors led to the Fund's positive results relative to its peers?

We have developed a proprietary stock selection model we believe offers us an advantage in selecting companies that, relative to the market, are favorably positioned to perform well. The model incorporates not only information on a company's fundamentals, but also forward-looking analyses of changes to a company's prospects. In other words, if credible analysts predict rising earnings, we then factor in the degree of those improved projections, as well as the time frame in which they are likely to occur.

      Our model has helped us identify good companies with increasingly strong earnings, such as Stillwater Mining, a key producer of platinum and palladium in North America. This company has received very positive ratings among fundamental analysts. Furthermore, industry demand for platinum and palladium is high, and unlike gold, these metallic elements are not held in central bank reserves.

What is your outlook for the future?

As long as the fear of central bank selling of gold reserves continues to outstrip demand, gold is unlikely to stage a significant, lasting recovery. However, we believe that the long-term outlook for gold remains positive. That's because worldwide demand has, for many years, outpaced mining production. In addition, we believe that the restructuring and consolidation currently underway within the gold industry will ultimately lead to stronger, more competitive companies. Our strategy has been to identify these firms and to concentrate the Fund's investments in such companies.


                   8 Oppenheimer Gold & Special Minerals Fund

"Gold continues to offer attractive opportunities for diversification."

Of course, there is no way to predict when or if the gold market will improve. But historically, gold prices and gold stocks have risen sharply when the prices of other assets have dropped. As in the past, ownership of gold is seen as insurance against loss of value in investments, such as stocks and bonds. After the relatively steep decline in gold stocks last year, the cost of that insurance has become relatively inexpensive. As a result, gold continues to offer attractive opportunities for diversification, which is why the Fund's disciplined strategy and conservative approach continue to make Oppenheimer Gold & Special Minerals Fund part of The Right Way to Invest.


                   9 Oppenheimer Gold & Special Minerals Fund

Financials
--------------------------------------------------------------------------------


                  10 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Investments  June 30, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                       Shares       See Note 1
================================================================================
Common Stocks--94.4%
--------------------------------------------------------------------------------
Basic Materials--94.4%
--------------------------------------------------------------------------------
Chemicals--4.2%
AMCOL International Corp.                                 60,000     $   723,750
--------------------------------------------------------------------------------
Carbide/Graphite Group, Inc. (The)(1)                     10,000         278,125
--------------------------------------------------------------------------------
IMC Global, Inc.                                          15,000         451,875
--------------------------------------------------------------------------------
Johnson Matthey plc                                      202,500       1,820,035
--------------------------------------------------------------------------------
Quimica Minera Chile SA, Sponsored ADR                    20,000         670,000
                                                                     -----------
                                                                       3,943,785

--------------------------------------------------------------------------------
Gold & Platinum--77.8%
--------------------------------------------------------------------------------
Diamond Mining & Marketing--0.7%
SouthernEra Resources Ltd.(1)                            150,000         647,720
--------------------------------------------------------------------------------
Gold--0.6%
Greenstone Resources Ltd.(1)                             150,000         566,118
--------------------------------------------------------------------------------
Gold Mining: Australia--9.6%
Acacia Resources Ltd.                                  1,130,000       1,203,570
--------------------------------------------------------------------------------
Aurora Gold Ltd.(1)                                      150,000         112,393
--------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd.(1)                   2,094,000         726,154
--------------------------------------------------------------------------------
Delta Gold NL                                          1,000,000       1,226,110
--------------------------------------------------------------------------------
Goldfields Ltd.                                          200,000         222,929
--------------------------------------------------------------------------------
Great Central Mines NL                                   400,000         381,457
--------------------------------------------------------------------------------
Lihir Gold Ltd.(1)                                     1,000,000       1,232,303
--------------------------------------------------------------------------------
Lihir Gold Ltd., Sponsored ADR(1)                         50,000       1,218,750
--------------------------------------------------------------------------------
Newcrest Mining Ltd.(1)                                  700,000         858,277
--------------------------------------------------------------------------------
Ranger Minerals NL(1)                                    100,000         222,310
--------------------------------------------------------------------------------
Resolute Ltd.(1)                                         942,000         571,665
--------------------------------------------------------------------------------
Sons of Gwalia Ltd.                                      453,019       1,122,124
                                                                     -----------
                                                                       9,098,042

--------------------------------------------------------------------------------
Gold Mining: Canada--21.6%
Barrick Gold Corp.                                       292,000       5,602,750
--------------------------------------------------------------------------------
Bema Gold Corp.(1)                                       500,000         809,225
--------------------------------------------------------------------------------
Cambior, Inc.                                            285,000       1,676,423
--------------------------------------------------------------------------------
Goldcorp, Inc., Cl. A(1)                                 225,000       1,055,733
--------------------------------------------------------------------------------
Kinross Gold(1)                                          560,000       1,885,020
--------------------------------------------------------------------------------
Placer Dome, Inc.                                        530,000       6,214,120
--------------------------------------------------------------------------------
Prime Resource Group, Inc.                               175,800       1,231,342
--------------------------------------------------------------------------------
Rio Narcea Gold Mines Ltd.(1)                            100,000         221,687
--------------------------------------------------------------------------------
TVX Gold, Inc.(1)                                        400,000       1,225,000
--------------------------------------------------------------------------------
Viceroy Resources Corp.(1)                               300,000         469,215
                                                                     -----------
                                                                      20,390,515


                   11 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                       Shares       See Note 1
--------------------------------------------------------------------------------
Gold Mining: South Africa--8.1%
Anglogold Ltd.                                            61,500     $ 2,495,492
--------------------------------------------------------------------------------
Anglogold Ltd., Sponsored ADR                             48,000         973,848
--------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Sponsored GDR               156,120       1,268,475
--------------------------------------------------------------------------------
Gold Fields of South Africa Ltd.                         100,000       1,154,495
--------------------------------------------------------------------------------
Harmony Gold Mining Co.(1)                               100,000         415,958
--------------------------------------------------------------------------------
IAMGOLD, International African Mining Gold Corp.(1)      200,000         510,016
--------------------------------------------------------------------------------
Western Areas Gold Mining Co. Ltd.                       245,000         790,320
                                                                     -----------
                                                                       7,608,604

--------------------------------------------------------------------------------
Gold Mining: United States--14.4%
Battle Mountain Gold Co.                                 150,000         890,625
--------------------------------------------------------------------------------
Getchell Gold Corp.(1)                                   157,000       2,413,875
--------------------------------------------------------------------------------
Homestake Mining Co.                                     280,000       2,905,000
--------------------------------------------------------------------------------
Newmont Mining Corp.                                     310,871       7,344,327
                                                                     -----------
                                                                      13,553,827

--------------------------------------------------------------------------------
Gold Related Investment--14.3%
Euro-Nevada Mining Corp.                                 442,000       6,026,417
--------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                          203,000       4,023,993
--------------------------------------------------------------------------------
Normandy Mining Ltd.                                   4,186,946       3,422,438
                                                                     -----------
                                                                      13,472,848

--------------------------------------------------------------------------------
Platinum Mining--8.5%
Anglo American Platinum Corp. Ltd.                        73,600         805,973
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd., ADR                  113,718       1,245,292
--------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                 222,000       6,021,750
                                                                     -----------
                                                                       8,073,015
                                                                     -----------
                                                                      73,410,689

--------------------------------------------------------------------------------
Metals--12.4%
--------------------------------------------------------------------------------
Aluminum--0.5%
Kaiser Aluminum Corp.(1)                                  50,000         478,125
--------------------------------------------------------------------------------
Copper--0.2%
Freeport-McMoRan Copper & Gold, Inc., Cl. A               10,000         142,500
--------------------------------------------------------------------------------
Metals: Diversified--5.9%
Aluminum Co. of America                                   23,000       1,516,562
--------------------------------------------------------------------------------
Brush Wellman, Inc.                                       15,000         308,437
--------------------------------------------------------------------------------
Cia de Minas Buenaventura SA, Sponsored ADR, Series B     35,600         467,250
--------------------------------------------------------------------------------
Cia Vale do Rio Doce, Preference                         130,000       2,540,189
--------------------------------------------------------------------------------
Dia Met Minerals Ltd., Cl. B(1)                           50,000         765,024
                                                                     -----------
                                                                       5,597,462


                   12 Oppenheimer Gold & Special Minerals Fund

                                                                    Market Value
                                                     Shares         See Note 1
--------------------------------------------------------------------------------
Metals: Miscellaneous--5.8%
Caemi Mineracao e Metalurgia SA                          100,000     $     5,793
--------------------------------------------------------------------------------
Cameco Corp.                                              20,000         557,618
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                            180,000       1,543,288
--------------------------------------------------------------------------------
Korea Zinc Co.                                           100,000         779,315
--------------------------------------------------------------------------------
Lepanto Consolidated Mining Co., Cl. B                10,000,000         107,913
--------------------------------------------------------------------------------
Major Drilling Group International, Inc.(1)               20,000         112,204
--------------------------------------------------------------------------------
PT International Nickel Indonesia                         80,000          42,162
--------------------------------------------------------------------------------
RMI Titanium Co.(1)                                       70,000       1,592,500
--------------------------------------------------------------------------------
Union Miniere SA                                           8,000         494,491
--------------------------------------------------------------------------------
Westralian Sands Ltd.                                    100,000         207,448
                                                                     -----------
                                                                      11,660,819
                                                                     -----------
Total Common Stocks (Cost $97,706,329)                                89,015,293

================================================================================
Preferred Stocks--1.7%
--------------------------------------------------------------------------------
Ashanti GSM Ltd. Redeemable Preferred, A Shares(2)        88,888         137,777
--------------------------------------------------------------------------------
Battle Mountain Gold Co., $3.25 Cum. Cv.                  34,500       1,580,531
                                                                     -----------
Total Preferred Stocks (Cost $1,900,877)                               1,718,308

                                                     Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
Resolute Ltd. Rts., Exp. 7/98 (Cost $0)                  137,571           1,533

                                                     Face
                                                     Amount(3)
================================================================================
Convertible Corporate Bonds and Notes--1.6%
--------------------------------------------------------------------------------
Lonrho Finance plc, 6% Cv. Gtd. Bonds, 2/27/04(GBP)
(Cost $1,521,959)                                    $ 1,000,000       1,536,185

================================================================================
Repurchase Agreements--1.4%
--------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney
Holdings, Inc., 5.90%, dated 6/30/98, to be
repurchased at $1,300,213 on 7/1/98,
collateralized by U.S. Treasury Bonds,
8.75%-11.25%, 2/15/15-2/15/19, with a value
of $1,334,565 (Cost $1,300,000)                        1,300,000       1,300,000

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $102,429,165)             99.1%     93,571,319
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              0.9         838,840
                                                     -----------     -----------
Net Assets                                                 100.0%    $94,410,159
                                                     ===========     ===========

1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: GBP--British Pound Sterling

See accompanying Notes to Financial Statements.


                   13 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  June 30, 1998
--------------------------------------------------------------------------------

=============================================================================================
Assets
Investments, at value (cost $102,429,165)--see accompanying statement           $  93,571,319
---------------------------------------------------------------------------------------------
Cash                                                                                  103,393
---------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                  1,123,696
Interest and dividends                                                                 83,500
---------------------------------------------------------------------------------------------
Other                                                                                   8,593
                                                                                -------------
Total assets                                                                       94,890,501

=============================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                                143,836
Trustees' fees--Note 1                                                                103,759
Shareholder reports                                                                    75,185
Investments purchased                                                                  69,231
Distribution and service plan fees                                                     55,897
Transfer and shareholder servicing agent fees                                           6,916
Custodian fees                                                                          3,935
Other                                                                                  21,583
                                                                                -------------
Total liabilities                                                                     480,342

=============================================================================================
Net Assets                                                                      $  94,410,159
                                                                                =============

=============================================================================================
Composition of Net Assets
Paid-in capital                                                                 $ 128,195,864
---------------------------------------------------------------------------------------------
Overdistributed net investment income                                                 (97,629)
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions    (24,830,325)
---------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                      (8,857,751)
                                                                                -------------
Net assets                                                                      $  94,410,159
                                                                                =============


                   14 Oppenheimer Gold & Special Minerals Fund

================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of
$78,458,152 and 8,905,765 shares of beneficial interest outstanding)       $8.81
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                   $9.35

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $10,680,957 and 1,227,753 shares of beneficial interest outstanding)    $8.70

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $5,271,050 and 604,682 shares of beneficial interest outstanding)       $8.72

See accompanying Notes to Financial Statements.


                   15 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $87,663)            $  1,544,078
--------------------------------------------------------------------------------
Interest                                                                508,826
                                                                   ------------
Total income                                                          2,052,904

================================================================================
Expenses
Management fees--Note 4                                                 877,463
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 212,635
Class B                                                                 101,446
Class C                                                                  42,138
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   350,260
--------------------------------------------------------------------------------
Shareholder reports                                                      75,477
--------------------------------------------------------------------------------
Custodian fees and expenses                                              46,311
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      46,202
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              24,229
--------------------------------------------------------------------------------
Insurance expenses                                                        7,386
--------------------------------------------------------------------------------
Other                                                                     2,586
                                                                   ------------
Total expenses                                                        1,786,133

================================================================================
Net Investment Income                                                   266,771

================================================================================
Realized and Unrealized Loss
Net realized loss on:
Investments                                                         (12,350,200)
Foreign currency transactions                                        (3,183,046)
                                                                   ------------
Net realized loss                                                   (15,533,246)
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                         (24,543,053)
Translation of assets and liabilities denominated in
foreign currencies                                                   (2,547,543)
                                                                   ------------
Net change                                                          (27,090,596)
                                                                   ------------
Net realized and unrealized loss                                    (42,623,842)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $(42,357,071)
                                                                   ============

See accompanying Notes to Financial Statements.


                   16 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Year Ended June 30,
                                                                1998            1997
=============================================================================================
Operations
Net investment income                                           $     266,771   $     377,451
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (15,533,246)      1,028,198
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation             (27,090,596)    (18,420,129)
                                                                -------------   -------------
Net decrease in net assets resulting from operations              (42,357,071)    (17,014,480)

=============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                              (360,008)       (302,998)

=============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets
resulting from beneficial interest
transactions--Note 2:
Class A                                                           (10,099,835)    (19,702,023)
Class B                                                             5,712,711       4,828,099
Class C                                                             2,776,982       2,887,566

=============================================================================================
Net Assets
Total decrease                                                    (44,327,221)    (29,303,836)
---------------------------------------------------------------------------------------------
Beginning of period                                               138,737,380     168,041,216
                                                                -------------   -------------
End of period [including undistributed (overdistributed)
net investment income of $(97,629) and $263,701, respectively]  $  94,410,159   $ 138,737,380
                                                                =============   =============

See accompanying Notes to Financial Statements.


                   17 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                              Class A
                                              -------------------------------------------------------------
                                              Year Ended June 30,
                                              1998         1997         1996         1995         1994
===========================================================================================================
Per Share Operating Data
Net asset value, beginning
of period                                        $12.68       $14.15       $13.48       $13.28       $12.32
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .04          .04          .04          .06          .06
Net realized and unrealized
gain (loss)                                       (3.87)       (1.48)         .69          .21          .96
                                              ---------    ---------    ---------    ---------    ---------
Total income (loss) from
investment operations                             (3.83)       (1.44)         .73          .27         1.02

-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.04)        (.03)        (.06)        (.07)        (.06)
                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions
to shareholders                                    (.04)        (.03)        (.06)        (.07)        (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.81       $12.68       $14.15       $13.48       $13.28
                                              =========    =========    =========    =========    =========

===========================================================================================================
Total Return, at Net Asset Value(2)              (30.23)%     (10.20)%       5.44%        2.03%        8.25%

===========================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                  $78,458     $126,086     $161,769     $171,721     $179,015
-----------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                 $102,501     $149,564     $171,427     $178,579     $175,093
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.32%        0.28%        0.25%        0.45%        0.50%
Expenses                                           1.43%        1.34%        1.38%        1.36%        1.31%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                         64.9%        20.5%        37.6%        35.8%        29.5%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.


                   18 Oppenheimer Gold & Special Minerals Fund

                                              Class B                                 Class C
                                              ---------------------------------       -----------------------------------
                                              Year Ended June 30,                     Year Ended June 30,
                                              1998       1997         1996(1)         1998         1997         1996(1)
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning
of period                                      $12.56       $14.11       $12.33          $12.59       $14.13       $12.33
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.01)        (.04)        (.01)           (.01)        (.02)        (.01)
Net realized and unrealized
gain (loss)                                     (3.85)       (1.51)        1.79           (3.86)       (1.52)        1.81
                                              -------    ---------    ---------       ---------    ---------    ---------
Total income (loss) from
investment operations                           (3.86)       (1.55)        1.78           (3.87)       (1.54)        1.80

-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             --           --           --              --           --           --
                                              -------    ---------    ---------       ---------    ---------    ---------
Total dividends and distributions
to shareholders                                    --           --           --              --           --           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.70       $12.56       $14.11           $8.72       $12.59       $14.13
                                              =======    =========    =========       =========    =========    =========

=========================================================================================================================
Total Return, at Net Asset Value(2)            (30.73)%     (10.99)%      14.25%         (30.74)%     (10.90)%      14.41%

=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                $10,681       $8,716       $4,882          $5,271       $3,935       $1,390
-------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                $10,150       $7,361       $2,588          $4,215       $2,672         $840
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                    (0.41)%      (0.48)%      (0.25)%(3)      (0.41)%      (0.45)%      (0.26)%(3)
Expenses                                         2.21%        2.16%        2.22%(3)        2.20%        2.18%        2.19%(3)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                       64.9%        20.5%        37.6%           64.9%        20.5%        37.6%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $73,641,552 and $72,306,033, respectively.

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation by primarily investing in securities of companies engaged in mining, processing, fabricating or distributing gold or other metals or minerals in the United States and in foreign countries. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.


                   20 Oppenheimer Gold & Special Minerals Fund

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $16,300,000 which expires between 2000 and 2006.


                   21 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies   (continued)

Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1998, a provision of $20,921 was made for the Fund's projected benefit obligations and payments of $4,526 were made to retired trustees, resulting in an accumulated liability of $97,629 at June 30, 1998.

            The Board of Trustees has adopted a Deferred Compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of disallowed losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            During the year ended June 30, 1998, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $268,093, a decrease in accumulated net realized loss of $894,773, and a decrease in paid-in capital of $626,680.


                   22 Oppenheimer Gold & Special Minerals Fund

================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                      Year Ended June 30, 1998        Year Ended June 30, 1997
                      -----------------------------   -----------------------------
                      Shares          Amount          Shares          Amount
-----------------------------------------------------------------------------------
Class A:
Sold                     12,853,959   $ 135,829,366       9,092,060   $ 125,381,941
Dividends reinvested         36,061         325,275          19,635         265,853
Redeemed                (13,929,468)   (146,254,476)    (10,597,946)   (145,349,817)
                      -------------   -------------   -------------   -------------
Net decrease             (1,039,448)  $ (10,099,835)     (1,486,251)  $ (19,702,023)
                      =============   =============   =============   =============

-----------------------------------------------------------------------------------
Class B:
Sold                      1,457,504   $  15,191,579         650,210   $   8,951,921
Redeemed                   (923,519)     (9,478,868)       (302,540)     (4,123,822)
                      -------------   -------------   -------------   -------------
Net increase                533,985   $   5,712,711         347,670   $   4,828,099
                      =============   =============   =============   =============

-----------------------------------------------------------------------------------
Class C:
Sold                      2,406,210   $  24,524,520       1,715,098   $  23,557,280
Redeemed                 (2,114,188)    (21,747,538)     (1,500,859)    (20,669,714)
                      -------------   -------------   -------------   -------------
Net increase                292,022   $   2,776,982         214,239   $   2,887,566
                      =============   =============   =============   =============


                   23 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments

At June 30, 1998, net unrealized depreciation on investments of $8,857,846 was composed of gross appreciation of $12,361,408, and gross depreciation of $21,219,254.

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million.

            For the year ended June 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $326,078, of which $77,457 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $276,714 and $27,913, respectively, of which $8,163, was paid to an affiliated broker/dealer for Class B shares. During the year ended June 30, 1998, OFDI received contingent deferred sales charges of $58,219 and $5,010, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1998, OFDI paid $4,903 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   24 Oppenheimer Gold & Special Minerals Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended June 30, 1998, OFDI retained $89,760 and $28,516, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At June 30, 1998, OFDI had incurred excess distribution and servicing costs of $535,917 for Class B and $85,393 for Class C.

================================================================================
5. Illiquid and Restricted Securities

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at June 30, 1998 was $137,777, which represents 0.15% of the Fund's net assets.


                   25 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the period ended June 30, 1998.

================================================================================
7. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against charges in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets of Liabilities. Realized gains and loses are reported with all foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                   26 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Gold & Special Minerals Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Gold & Special Minerals Fund as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1998


                   27 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            None of the dividends paid by the Fund during the fiscal year ended June 30, 1998 are eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   28 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Frank Jennings, Vice President
                         Shanquan Li, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Gold & Special Minerals Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Gold & Special Minerals Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   29 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

============================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

============================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund       Quest Global Value Fund
International Small           Global Fund                     Global Growth & Income Fund
 Company Fund

============================================================================================
Stock Funds
--------------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                     Growth Fund
Discovery Fund                Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund        Quest Value Fund

============================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &          Total Return Fund               Disciplined Allocation Fund
 Growth Fund                  Quest Balanced                  Multiple Strategies Fund
Quest Opportunity              Value Fund(1)                  Convertible Securities Fund(2)
 Value Fund                   Equity Income Fund

============================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
World Bond Fund               Strategic Income Fund           Limited-Term Government Fund
High Yield Fund               Bond Fund

============================================================================================
Municipal Funds
--------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund      Municipal Fund

============================================================================================
Money Market Funds(4)
--------------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   30 Oppenheimer Gold & Special Minerals Fund

 Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account
information. Online
trans actions now available

--------------------------
 www.oppenheimerfunds.com
--------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
 1-800-525-7048
--------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

--------------------------
 1-800-852-8457
--------------------------

PhoneLink
24-hr automated information
and automated transactions

--------------------------
 1-800-533-3310
--------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------
 1-800-843-4461
--------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely
and insightful messages
on the economy and issues that
affect your investments

--------------------------
 1-800-835-3104
--------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com -- we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0410.001.0698  August 29, 1998